SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): MARCH 5, 2002


                                NOVEON, INC.
                          -----------------------
           (Exact Name of Registrant as Specified in its Charter)


        Delaware                      File No.                13-4143915
-------------------------     ------------------------      --------------
 (State of incorporation)     (Commission File Number)       (IRS Employer
                                                           Identification No.)


                           9911 Brecksville Road
                            Cleveland Ohio 44141
             -------------------------------------------------
                  (Address of Principal Executive Offices)
                                 (Zip Code)


                               (216) 447-5000
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
      ----------------------------------------------------------------
           (Former name or address, if changed from last report)

ITEM 5.   OTHER EVENTS

          On March 5, 2002, Noveon, Inc. issued a press release relating to its financial results for the fourth quarter and full year of 2001, a copy of which is attached as Exhibit 99.1.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)    Exhibits.


                 Exhibit 99.1     Press release of Noveon, Inc. issued
                                  March 5, 2002.

                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        NOVEON, INC.



Dated:  March 5, 2002               By:    /s/  Christopher R. Clegg
                                        -------------------------------------
                                        Christopher R. Clegg
                                        Senior Vice President,
                                        General Counsel and Secretary